Exhibit 99.1

CHARLES & COLVARD REPORTS THIRD QUARTER
FISCAL 2019 FINANCIAL RESULTS

- Attractive Revenue Growth of 17% Led by Corporate E-commerce Site Increase of 55% -

- Three Consecutive Quarters of Profitability and Increasing Cash Flow from Operations -

- Compelling Gross Margin of 47% up from 39% in Year-Ago Quarter -

- Conference Call with Accompanying Slide Presentation Scheduled Today at 4:30 PM ET -

RESEARCH TRIANGLE PARK, N.C. – May 9, 2019 – Charles & Colvard, Ltd. (Nasdaq: CTHR), the original and leading worldwide source of created moissanite, reported financial results for the quarter ended March 31, 2019 (“third quarter Fiscal 2019”). For the third quarter Fiscal 2019, the Company reported net sales of $7.9 million and net income of $0.8 million, or $0.04 per diluted share.

Suzanne Miglucci, President and CEO of Charles & Colvard, said, “We are thrilled to deliver our third consecutive quarter of profitability led by continued double-digit revenue growth and careful expense control. Revenue growth of 17% was powered by a 55% increase in sales from our e-commerce website and a 107% increase in international sales, which collectively led to a strong gross margin level of 47%. We are seeing the results of our omni-channel distribution strategy, expanded e-commerce partnerships, global digital marketing efforts, enhanced product line and customer focus.”

“Our ongoing digital marketing efforts are driving attractive website traffic and conversion rates -- resulting in strong sales growth. We’ve developed a data-driven methodology by which we manage our ad spend and continue to hone our digital marketing investments, generating significant return on advertising spend. Our product lends itself to the video platform, so during Q3, we launched a concerted effort to deliver more video content throughout our digital footprint, which contributed to our return on advertising spend rates for the quarter,” Ms. Miglucci concluded.

Recent Corporate Highlights

•	Increased awareness in international markets and expanded customer reach to a new region through Amazon site in Japan;
•	Received JCK Jewelers’ Choice Award for Charles & Colvard’s Signature Halo Hearts & Arrows Round Statement Ring in the Lab-Grown Gemstone Jewelry Category; this award category is voted on by industry retail peers as one of the industry’s most prestigious competitions for designers;
•	Gained recognition for the Signature Collection in the March/April Issue of JCK Magazine;
•	Created the 2018 National Women’s Soccer League Championship rings and was named official jewelry sponsor of the North Carolina Courage professional women's soccer team; and
•	Announced that CEO, Suzanne Miglucci, was named to the Women in Retail Leadership Circle’s 2019 List of Top Women in Retail.

Financial Summary for Third Quarter Fiscal 2019
(Quarter Ended March 31, 2019 Compared to Quarter Ended March 31, 2018)

•	Net sales were $7.9 million for the quarter, an increase of 17% compared with $6.8 million in the year-ago quarter.
•	Finished jewelry net sales were $4.0 million for the quarter, an increase of 22% compared with $3.2 million in the year-ago quarter.
•	Loose jewel net sales were $3.9 million for the quarter, an increase of 12% compared with $3.5 million in the year-ago quarter.
•	In the Online Channels segment, which consists of e-commerce outlets including charlesandcolvard.com, third-party online marketplaces, drop-ship and other pure-play, exclusively e-commerce outlets, net sales increased 38% to $4.2 million, or 53% of total net sales for the quarter, compared with $3.0 million, or 45% of total net sales in the year-ago quarter.
•	In the Traditional segment, which consists of wholesale, retail, and historically, television customers, net sales were flat at $3.7 million, or 47% of total net sales for the quarter, compared with $3.7 million, or 55% of total net sales in the year-ago quarter.
•	Operating expenses were $3.0 million for the quarter, compared to $3.2 million in the year-ago quarter.
•	Net income for the quarter was $0.8 million, or $0.04 earnings per diluted share, compared with a net loss of $0.6 million, or $0.03 loss per diluted share, in the year-ago quarter.

Financial Summary for the First Nine Months of Fiscal 2019
(Nine Months Ended March 31, 2019 Compared to Nine Months Ended March 31, 2018)

•	Net sales were $24.6 million for the nine months ended March 31, 2019, an increase of 15% compared with $21.5 million in the year-ago fiscal period.
•	Finished jewelry net sales were $11.7 million for the nine months ended March 31, 2019, an increase of 16% compared with $10.1 million in the year-ago fiscal period.
•	Loose jewel net sales were $12.9 million for the nine months ended March 31, 2019, an increase of 13% compared with $11.4 million in the year-ago fiscal period.
•	In the Online Channels segment, net sales increased 31% to $12.7 million, or 52% of total net sales for the nine months ended March 31, 2019, compared with $9.7 million, or 45% of total net sales in the year-ago fiscal period.
•	In the Traditional segment, net sales increased 1% to $11.9 million, or 48% of total net sales for the nine months ended March 31, 2019, compared with $11.8 million, or 55% of total net sales in the year-ago fiscal period.
•	Operating expenses were $9.4 million for the nine months ended March 31, 2019, compared to $9.2 million in the year-ago fiscal period.
•	Net income for the nine months ended March 31, 2019 was $2.1 million, or $0.10 earnings per diluted share, compared with a net loss of $69 thousand, or $0.00 loss per diluted share, in the year-ago fiscal period.

Financial Position

Cash, cash equivalents and restricted cash totaled $4.6 million at March 31, 2019, representing an increase of $0.1 million from $4.5 million at March 31, 2018 and an increase of $1.2 million from $3.4 million at June 30, 2018. The Company had no debt outstanding as of March 31, 2019. Total inventory was $33.7 million at March 31, 2019, compared with $30.9 million at March 31, 2018 and $31.8 million at June 30, 2018.

Investor Conference Call

Shareholders and other interested parties may participate in the upcoming investor conference call by dialing 844-875-6912 (U.S. toll-free) or 412-317-6708 (international) and asking to be connected to the “Charles & Colvard, Ltd. Conference Call” a few minutes before 4:30 p.m. ET on Thursday, May 9, 2019. Please note that there will be an accompanying slide presentation, which will be available in the Investor Relations section of the Charles & Colvard website at http://ir.charlesandcolvard.com/events.

A replay of this conference call will be available until May 16, 2019 at 877-344-7529 (U.S. toll-free) or 412-317-0088 (international). The replay conference ID is 10130523. The call will also be available live and for replay in the Investor Relations section of the Company’s website at http://ir.charlesandcolvard.com/events.

About Charles & Colvard, Ltd.

Charles & Colvard, Ltd. (Nasdaq: CTHR) believes luxury can be beautiful and conscientious. As an e-commerce-driven business, the Company uses innovative technology and sustainable practices to lead a revolution in the jewelry industry. As the original pioneer of lab-created moissanite, a rare gemstone formed from silicon carbide, Charles & Colvard delivers a brilliant product at a revolutionary value that meets the needs of today’s discerning customer. Jewelry consumers seek Charles & Colvard products because of their exceptional quality as well as their environmental and social responsibility. Charles & Colvard was founded in 1995 and is based in the Research Triangle Park, North Carolina. For more information, please visit www.charlesandcolvard.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to our products, sales, revenues, and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations, and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently.

All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors including, but not limited to, our dependence on increased consumer acceptance, growth of sales of our products, and operational execution of our strategic initiatives; the impact of the execution of our business plans on our liquidity; our ability to fulfill orders on a timely basis; intense competition in the worldwide gemstone and jewelry industry; the financial condition of our major customers and their willingness and ability to market our products; dependence on a limited number of distributor and retail partners in our Traditional segment; our ability to maintain compliance with The Nasdaq Stock Market’s continued listing requirements; dependence on our exclusive supply agreement with Cree, Inc. for the supply of our silicon carbide, or SiC, crystals; general economic and market conditions; quality control challenges from time to time that can result in lost revenue and harm to our brands and reputation; the potential impact of seasonality on our business; the impact of natural disasters on our operations; the pricing of precious metals, which is beyond our control; the impact of significant changes in e-commerce opportunities, technology, or models; the risk of a failure of our information technology infrastructure to protect confidential information and prevent security breaches; our current customers’ potential perception of us as a competitor in the finished jewelry business; risks of conducting business internationally; the potential adverse effect of December 2017 U.S. tax legislation; our ability to protect our intellectual property; the potential adverse impact of negative or inaccurate social media commentary; the failure to evaluate, implement, and integrate strategic opportunities; possible adverse effects of governmental regulation and oversight; and the impact of anti-takeover provisions included in our charter documents, in addition to the other risks and uncertainties described in our filings with the Securities and Exchange Commission, or the SEC, including our Transition Report on Form 10-KT for the transition period ended June 30, 2018 and subsequent reports filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the SEC that discuss other factors relevant to our business.

Contacts:

Clint J. Pete

Chief Financial Officer

919-468-0399

cpete@charlesandcolvard.com

Jenny Kobin

Investor Relations

800-695-0650

Jenny.Kobin@IRAdvisory.com

-Financial Tables Follow-

CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2019	2018	2019	2018
Net sales	$7,902,242	$6,762,750	$24,636,409	$21,508,540
Costs and expenses:
Cost of goods sold	4,150,229	4,115,548	13,110,185	12,525,465
Sales and marketing	2,912,484	1,865,940	5,900,501	5,651,106
General and administrative	1,042,048	1,354,410	3,517,004	3,569,351
Research and development	-	-	1,422	570
Total costs and expenses	7,104,761	7,335,898	22,529,112	21,746,492
Income (Loss) from operations	797,481	(573,148)	2,107,297	(237,952)
Other (expense) income:
Interest expense	(287)	(139)	(985)	(588)
Loss on foreign currency exchange	(209)	-	(311)	-
Gain on insurance settlement	-	-	-	183,217
Other expense	-	-	(13)	-
Total other (expense) income	(496)	(139)	(1,309)	182,629
Income (Loss) before income taxes	796,985	(573,287)	2,105,988	(55,323)
Income tax benefit (expense)	17,099	(4,767)	7,565	(13,781)
Net income (loss)	$814,084	$(578,054)	$2,113,553	$(69,104)

Net income (loss) per common share:
Basic	$0.04	$(0.03)	$0.10	$(0.00)
Diluted	$0.04	$(0.03)	$0.10	$(0.00)

Weighted average number of shares used in computing net income (loss) per common share:
Basic	21,537,636	21,371,416	21,486,692	21,269,969
Diluted	21,752,043	21,371,416	21,733,616	21,269,969

CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2019 (unaudited)	June 30, 2018
ASSETS
Current assets:
Cash and cash equivalents	$4,019,929	$3,393,186
Restricted cash	620,007	-
Accounts receivable, net	1,427,448	1,765,722
Inventory, net	11,376,031	10,979,891
Prepaid expenses and other assets	898,294	916,162
Total current assets	18,341,709	17,054,961
Long-term assets:
Inventory, net	22,326,209	20,848,647
Property and equipment, net	1,126,889	1,144,198
Intangible assets, net	90,267	34,833
Other assets	408,962	389,868
Total long-term assets	23,952,327	22,417,546
TOTAL ASSETS	$42,294,036	$39,472,507

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,891,308	$4,170,952
Accrued expenses and other liabilities	1,335,233	618,945
Total current liabilities	5,226,541	4,789,897
Long-term liabilities:
Deferred rent	276,895	393,051
Accrued income taxes	486,710	471,126
Total long-term liabilities	763,605	864,177
Total liabilities	5,990,146	5,654,074

Shareholders’ equity:
Common stock, no par value; 50,000,000 shares authorized; 21,727,569 and 21,705,173 shares issued and outstanding at March 31, 2019 and June 30, 2018, respectively	54,247,296	54,243,816
Additional paid-in capital	15,330,495	14,962,071
Accumulated deficit	(33,273,901)	(35,387,454)
Total shareholders’ equity	36,303,890	33,818,433
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$42,294,036	$39,472,507

CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

	Nine Months Ended March 31,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$2,113,553	$(69,104)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	355,812	330,978
Stock-based compensation	369,653	434,954
Recovery of collectible accounts	(944)	(12,000)
Provision for sales returns	89,000	134,000
Provision for inventory reserves	377,000	303,000
Provision for accounts receivable discounts	9,149	33,520
Gain on insurance claim settlement	-	(183,217)
Changes in operating assets and liabilities:
Accounts receivable	241,069	(699,463)
Inventory	(2,250,702)	(2,074,071)
Prepaid expenses and other assets, net	(1,226)	121,881
Accounts payable	(279,644)	106,254
Deferred rent	(116,156)	(103,623)
Accrued income taxes	15,584	13,781
Accrued expenses and other liabilities	716,288	(8,443)
Net cash provided by (used in) operating activities	1,638,436	(1,671,553)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(337,271)	(114,467)
Intangible assets	(56,666)	(8,362)
Net cash used in investing activities	(393,937)	(122,829)

CASH FLOWS FROM FINANCIANG ACTIVITIES:
Stock option exercises	2,251	-
Net cash provided by financing activities	2,251	-

NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	1,246,750	(1,794,382)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, BEGINNING OF PERIOD	3,393,186	6,289,111
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, END OF PERIOD	$4,639,936	$4,494,729

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$-	$-
Cash paid during the period for taxes	$-	$-

	March 31, 2019	March 31, 2018
Reconciliation to Condensed Consolidated Balance Sheets:
Cash and cash equivalents	$4,019,929	$4,494,729
Restricted cash	620,007	-
CASH, CASH EQUIVALENTS AND RESTRICTED CASH	$4,639,936	$4,494,729